Exhibit 99.1

ALPS GLOBAL HOLDING BERHAD TO BECOME PUBLICLY TRADED

THROUGH PROPOSED MERGER WITH GLOBALINK INVESTMENT INC.

●	Alps Global Holding Berhad (“Alps”) is a fully-integrated biotechnology research, medical and wellness company dedicated to the development of personalized medicine using cutting-edge technologies such as genomics DNA, mRNA, and cellular therapy, to pave the way for the next key phase in healthcare.

●	Transaction values Alps at an enterprise value of approximately US$1.6 billion.

●	The transaction is expected to close in Q2 of 2024. The combined company will be named “Alps Life Science Inc.” and is expected to be listed on Nasdaq.

NEW YORK, NY /January 31, 2024 / — Alps Global Holding Berhad, a company formed under the laws of Malaysia (“Alps “) and Globalink Investment Inc. (Nasdaq: “GLLI”, “GLLIU” units, “GLLIW” warrants, and “GLLIR” rights) (“Globalink”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive merger agreement (the “Merger Agreement”).

Since its inception in 2017, Alps has evolved into an integrated platform consisting of biotechnology research, medical and wellness portfolios aiming to deliver personalized, precise and preventive medicine. With a resolute conviction to transform the healthcare landscape, Alps has built an ecosystem comprising the collaborations of like-minded clinicians, stakeholders, corporations, scientists and researchers, each charged with a mission to provide choices when it comes to diagnostics and treatments of diseases while decreasing its costs to make advance medicine accessible to all. The vision of Alps is to create a new chapter for a revitalized humanity to serve and help mankind towards a better quality of life through its precision and preventive solutions.

Strategically situated among the bustling business hub and commercial districts of Kuala Lumpur, Malaysia, Alps’ core centers are Alps Medical Centre, Alps Wellness Centre, MyGenome - a Bionexus accredited Molecular Institute (full fledge whole genome sequencing and mRNA technologies) and Celestialab (a current good manufacturing practice (“cGMP”) accredited cell manufacturing lab), each sharing a common philosophy and ethos of revitalizing the health and well-being of individuals. Alps is constantly reaching new milestones, spearheading and blazing new trails to be ‘the Health Destination’ for patients seeking healthcare solutions par excellence, but at fair pricing to everyone.

Alps is working to become a successful local, regional and global company by creating a one-stop upstream and downstream biotechnology platform, which transforms and enhances the value chain of Alps as an integrated biotechnology, medical and wellness group.

Following completion of the transactions contemplated by the Merger Agreement, the combined company will be named “Alps Life Science Inc.” and is expected to be listed on Nasdaq.

The Chief Executive Officer of Alps, Dr. Tham Seng Kong, stated that Alps targets to be one of the leading life sciences companies in the region, “[r]ather than competing with other companies, we will be collaborating with each other to combat the next pandemic wave and cater to humanity’s needs for preventative medicines in the future.”

The success of the Alps is attributed to the pioneering vision of its Chief Executive Officer, Dr. Tham Seng Kong, to position Alps as a global driving force in leading the new frontier for biotechnology to revitalize humanity by bridging the gap between innovative scientific research to consumers. Offering an all-in-one supply chain platform, constructing advance medicines and harnessing biotechnology expertise to enhance and extend human life at improved cost effectiveness.

Say Leong Lim, Chief Executive Officer of Globalink, commented, “We are thrilled to announce the entry into the Merger Agreement. We are excited with the opportunities that Alps could offer and we strongly believe in the tremendous opportunity in the life sciences industry.”

Transaction Details

The transaction values Alps at an enterprise value of US$1.6 billion. Net proceeds from the transaction, including cash held in Globalink’s trust account (depending on the amount of redemptions by Globalink’s public stockholders) and proceeds available from a PIPE financing to be consummated concurrently with the transactions contemplated by the Merger Agreement are anticipated to be used for working capital, growth capex, and other general corporate purposes.

The transaction includes an earn-out provision permitting Alps shareholders to receive up to an aggregate maximum of 48 million additional shares as and when the business meets certain incremental milestones for the consolidated revenue of Globalink and Alps for five fiscal years following the consummation of the Merger. All Alps shareholders will roll 100% of their equity holdings into the new combined company.

Upon consummation of the transactions contemplated by the Merger Agreement and not taking into account the issue of shares of Globalink’s common stock in the concurrent PIPE financing, the current Alps shareholders will become the majority stockholders of the combined company with an approximately 96.38% ownership (not taking into account the issuance of the earn-out shares), and all existing stockholders of Globalink are expected to own approximately 3.62% of the combined company, assuming no redemption by Globalink’s public stockholders.

The respective boards of directors of Alps and Globalink have approved the transactions contemplated by the Merger Agreement. The transactions contemplated by the Merger Agreement will require the approval of the stockholders of Globalink and shareholders of Alps, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transactions contemplated by the Merger Agreement are expected to close in the second quarter of 2024.

Additional information about the proposed transaction, including a copy of the definitive agreements, will be provided in a current report on Form 8-K to be filed by Globalink with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Hunter Taubman Fischer & Li LLC is serving as legal advisor to Globalink.

Darryl, Edward & Co.is serving as legal advisor to Alps Global Holding Berhad.

About Alps

Alps Global Holding Berhad (“Alps”) is a fully-integrated biotechnology research, medical and wellness company dedicated to the development of personalized medicine using cutting-edge technologies such as genomics DNA, mRNA, and cellular therapy, to pave the way for the next key phase in healthcare.

About Globalink Investment Inc.

Globalink is led by Mr. Say Leong Lim, its Chief Executive Officer. Globalink is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Important Information and Where to Find It

This press release relates to a proposed transaction between Globalink and Alps. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Globalink intends to file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”), which will include a proxy statement/prospectus. Security holders, investors and other interested persons are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all Globalink stockholders in connection with the stockholder meeting to approve the proposed transaction. Globalink also will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Globalink are urged to read the Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Globalink through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Globalink, GL Sponsor LLC, the sponsor of Globalink, Alps and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Globalink’s stockholders in connection with the proposed transaction. Information about Globalink’s directors and executive officers and their ownership of Globalink’s securities is set forth in Globalink’s filings with the SEC, including the Form S-4 to be filed in the future. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents at www.sec.gov.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Globalink or Alps, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed transaction, the anticipated timing of the proposed transaction, the businesses operated by Alps and the markets in which Alps operates, business strategies, industry environment, potential growth opportunities, the effects of regulations and projected future results of Globalink and Alps. These statements are based on various assumptions, whether or not identified in this press release and on the current expectations of Globalink’s and Alps’ respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Globalink and Alps. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Globalink’s securities; (ii) the risk that the proposed transaction may not be completed by Globalink’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Globalink; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transactions by the stockholders of Globalink and shareholders of Alps, the satisfaction of the minimum cash requirements following redemptions by Globalink’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the inability to consummate the PIPE financing; (v) the effect of the announcement or pendency of the proposed transaction on Alps’ business relationships, performance, and business generally; (vi) risks that the proposed transaction disrupts current plans of Alps and potential difficulties in Alps’ employee retention as a result of the proposed transaction; (vii) the outcome of any legal proceedings that may be instituted against Globalink or Alps related to the Merger Agreement or the proposed transactions; (viii) the ability to maintain the listing of Globalink’s securities on the Nasdaq; (ix) the price of Globalink’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Alps plans to operate, variations in performance across competitors, changes in laws and regulations affecting Alps’ business and changes in the combined capital structure; and (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in Globalink’s final proxy statement/information statement/prospectus contained in the Form S-4, including those under “Risk Factors” therein, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Globalink from time to time with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Globalink nor Alps presently know, or that Globalink or Alps currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Globalink’s and Alps’ current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Globalink or Alps described above. Globalink and Alps anticipate that subsequent events and developments will cause their assessments to change. However, while Globalink and Alps may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Globalink’s or Alps’ assessments as of any date subsequent to the date of this press release.

Contacts

Alps Global Holding Berhad

Dr. Tham Seng Kong

Email: drtham@alpsemedical.com

Globalink Investment Inc.

Lim Say Leong

Email: sllim@globalinkinvestment.com